Acquisition of
Sedona Development
Partners

November 2006

Disclaimer

Stockholders of Cold Spring are advised to read, when it becomes available, Cold Spring’s proxy statement in connection with
Cold Spring’s solicitation of proxies for the special stockholder meeting at which the stockholders will be asked to approve, among other things, the Sedona acquisition, because it will contain important information.  The definitive proxy statement will be mailed to Cold Spring stockholders as of a record date to be established for voting on the acquisition of Sedona.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:  Cold Spring
Capital, Inc., 51 Locust Avenue, Suite 302, New Canaan, Connecticut 06840.  The proxy statement, once available, will also be available, without charge, at the Securities and Exchange Commission Internet site, www.sec.gov.

Cold Spring and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting in connection with Cold Spring’s solicitation of proxies for the special stockholder meeting at which the stockholders will be asked to approve, among other things, the Sedona acquisition.  Information about Cold Spring’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2005, filed with the
Securities and Exchange Commission, and such information will be available in the proxy statement.

Certain information included in this presentation and other statements or materials published or to be published by Cold Spring
Capital Inc. (the “Company”) are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, opportunities to reduce borrowing costs, new and existing projects, expectations for market segment and growth, and similar matters. In connection with the “safe harbor”
provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company’s business, and the other matters referred to above include, but are not limited to: (i) the ability of the Company to complete the proposed business combination or future acquisitions; (ii) changes in the business environment in which the Company and its target operate, including inflation and interest rates and other changes in market conditions; (iii) changes in taxes, governmental laws, and regulations; (iv) competitive product and pricing activity; (v) difficulties of managing acquisitions and growth profitably; and (vi)
the loss of one or more members of the Company’s management team. More detailed information about these factors is contained in the Company’s filings with the SEC, including the sections captioned “Risk Factors” and “Proposed Business” in our Form S-1 (as amended), and will be contained in our Proxy Statement to be filed in connection with the proposed acquisition. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward looking statements, whether as a result of new information, future events or otherwise.

Transaction Summary

Sedona Development Partners, LLC (“Sedona”) – A leading
specialty real estate developer that owns and operates Seven
Canyons, a luxury shared ownership development in Sedona, AZ

Acquisition:

Acquiror:

Consideration:

Management:

Cold Spring Capital Inc. (“Cold Spring”)

$132.1 million consideration comprising:

$82.1 million of cash to acquire common membership interest and to redeem preferred equity

$45.0 million seller 4-year 8% subordinated convertible note*

$5.0 million 3-year 8% subordinated note

Richard Stratton, current Chairman and CEO of Cold Spring, will continue role as Chairman and CEO

Joseph Weingarten, President and Director

David Cavan, President of Real Estate Development (currently Chairman of Sedona)

David Epstein, CFO post closing

* Convertible into 7 million shares of Cold Spring common stock one-year post acquisition closing.

Summary Transaction Metrics

Select Estimated Pro Forma Financials

$ in millions

2007E Revenue: $164.2

2007E EBITDA: $60.2

2007E Net Income: $26.7

Total Assets: $276.3

Net Debt(2): $93.0

Market Capitalization(3): $135.5

Enterprise Value: $228.5

Cold Spring Price/ 2007E NI: 5.1x

Cold Spring EV/ 2007E EBITDA: 3.8x

Estimated Sedona Transaction Data

$ in millions

Transaction Equity Value: $132.1

Net Debt Assumed(1) : $73.1

Total Transaction Value: $205.2

Price/ 2007E Net Income: 3.9x

Transaction EV/ 2007E EBITDA: 3.0x

Note: Assumes transaction closes 1/1/2007.  Pro forma EBITDA and net income include anticipated financing cost savings and additional corporate overhead.

(1) Includes $74.7 million Sedona debt assumed net of 1.6 million cash.

(2) Includes $73.1 million Sedona net debt assumed plus $45.0 million subordinated convertible note, $5.0 million subordinated debt, and net of $30.1 million pro forma cash balance.

(3) 25 million shares outstanding at $5.42 per share (as of 11/20/06), includes management shares but does not include warrants or underwriter’s purchase option.

Post Acquisition Ownership

Basic Ownership

(1) Fully diluted share count assumes all outstanding warrants are exercised on cash basis.

Fully Diluted Ownership

Shares

Ownership

Shares

(1)

Ownership

(1)

Cold Spring management,

board and underwriter

5,000,000

20.0%

12,875,288

17.2%

Seven Canyon shareholders

0

0.0%

7,000,000

9.3%

Existing public shareholders

and warrantholders

20,000,000

80.0%

55

,124,772

73.5%

Total

shares

25,000,000

100.0%

75,000,000

100.0%

Overview of Sedona

Leading specialty real estate development and management company

Owner of Seven Canyons – shared ownership platform in Sedona, Arizona, with exclusive luxury villas and one of a kind, five-star amenities including a championship golf course

Phase I (completed) – 300 fractional interests in luxury villas, multi-million $ home sites and championship golf course

Phase II (completion expected end of 2008) – 420 additional fractional interests in luxury villas, club village and additional home sites

Phase III (future) – 120 additional fractional interests in luxury villas, Casitas for golf club members and Ridge Villa Condominiums

Established property development and management platform

Supported by 41 development professionals (through management agreement with
Cavan Management Services)

140 operations employees

Strong sales and marketing teams

Operational capacity for future growth

Sedona’s Flagship Property – Seven Canyons

Exclusive fractional ownership, targeting affluent consumers seeking premier resort lifestyle as alternative to second home

www.sevencanyons.com

Luxury shared ownership platform in Sedona, AZ with championship golf and one of a kind, five star amenities

1
2
3
4
5
6
7
8
9
10
11
12
Coconino National Forest

Cold Spring Capital

Seven Canyons - Map of Development

1. Arrival Gatehouse

2. Villas on Parcel D

3. Proposed Villas on Parcel C

4. Proposed Club Village & Spa

5. Villas on Parcel A

6. Proposed Villas on Parcel B

7. Rachel’s Knoll

8. Secret Ridge Estate Lots

9. Solitude Estate Lots

10. Practice Park

11. Range House

12. Tennis Center

* Italics indicate to be completed projects

Flagship resort of Seven Canyons will be completed in 3 Phases on 200 acres

Seven Canyons - Staged Luxury Development

Phase I – substantially completed

300 luxury fractional villas

3 bedroom / 3 ½ bath, 2600 sq ft villas with
gourmet kitchens and high-end luxury features

Surrounded by National Forest

Current sale price of $457k for 1/10
ownership*

Use for 28 days per year, full housekeeping
and concierge services provided

Additional days available

Multi-million $ home sites

19 sites have been sold, higher value sites
have been retained

Championship golf course

Ranked Top 100 modern course in the U.S.

* As of November 15, 2006

Seven Canyons - Staged Luxury Development

Phase II - ongoing

420 additional fractional units

2600 sq ft two-story luxury villas

Prices are expected to increase as amenities are
completed

Club Village

Club house, pool, tennis center, wellness center
and spa

Additional private luxury home sites

Development of estate sites above golf course

Each with retail value expected to exceed $3mm

Prices expected to increase as amenities are
completed

Phase III - future

120 additional fractional units

Casitas for golf club members

Ridge Villas

9 whole ownership luxury condos

Built - Closed
148
Built - Under contract
45
Built - Inventory**
107
Unbuilt
540

Average price ($ in thousands)
$500
$400
$300
$200
$100
$366
$381
$476
$457
2005
2006E
2007E
Last Unit Sale*

Seven Canyons Villa Inventory and Pricing

Total estimated sales generated by Seven Canyons villas is over $350 million (at today’s prices),

additional revenue will be generated from sale of estate home sites and whole ownership condominiums,

as well as from ongoing club operations

Average sales price per fractional villa

Luxury fractional villas*

*   As of November 15, 2006.

** Expected to be completed by February 2007.

Sedona’s Flagship Property – Seven Canyons

One of a kind, five star amenities surrounded by a championship golf course

Seven Canyons provides ultimate luxury vacation ownership for consumers without the inconveniences and costs of owning and maintaining a second home

Why We are Acquiring Sedona

Leading specialty real estate development and management company

Exclusive Seven Canyons luxury resort property

Robust development platform

Proven sales and marketing team

Opportunities for future shareholder value creation

Operational and financial efficiencies

Additional development opportunities

Future acquisitions

Attractive financial profile

Visible and predictable earnings

Ability to realize immediate improvements in cost of funds

Attractive valuation based on industry comparables

Attractive industry fundamentals

$12
$10
$8
$6
$4
$2
$0
Sales volume ($ bn)
Luxury fractional CAGR = 43.4%
4.1
0.3
4.8
0.4
5.5
0.4
6.5
0.5
7.9
1.5
8.6
2.0
2000
2001
2002
2003
2004
2005
Vacation Ownership
Luxury Fractional

Cold Spring Capital

Attractive Market Opportunity

An increasingly attractive option for individuals seeking a first-class resort lifestyle

Growth in fractional sales

A second home alternative in locations
where real estate values are high

Caters to consumers that want more
time enjoying the high-end resort life
style

A growing industry with 2005 fractional
sales of nearly $2 billion, a 27% increase
over 2004

Premier resort acceptance of product

Offered by Four Seasons and Ritz
Carlton

Resort clubs

Fractional industry characteristics

Source: American Resort Development Association, Ragatz Associates.

$5.8

$6.8

$9.4

$10.6

$5.2

$4.4

Post Acquisition Strategy

Initial improvements

Complete Phase 2 and 3 of Seven Canyons development

Refinance debt to lower cost of funds

Monetize three years worth of inventory

Cross sell additional products and services

Provide financing to potential customers

Pursue additional project development opportunities

Utilize strong Sedona development team

Leverage premier Seven Canyons brand

Focus on high-end opportunities

Evaluate and execute bolt-on acquisitions

Additional projects

Financing arm

Total revenue ($ in millions)
$200
$150
$100
$50
$0
$48.0
$164.2
$177.2
2006
2007P
2008P

EBITDA ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$6.0
$60.2
$69.5
2006
2007P
2008P

Net income ($ in millions)
$35
$30
$25
$20
$15
$10
$5
$0
$0.0
$26.7
$32.9
2006
2007P
2008P

Cold Spring Capital

Projected Pro Forma Financials

Revenue

EBITDA

Net Income

Note: Assumes transaction closes 1/1/2007.  Pro forma EBITDA and net income include anticipated financing cost savings and additional corporate overhead.  Exclude potential additional acquisitions.

EV / 2007E EBITDA
8x
7x
6x
5x
4x
3x
2x
1x
0x
3.8x
6.5x
5.6x
6.8x
6.9x
PF Cold Spring
Mean
BXG
SNRR
SVL

Price / 2007E Net Income
10x
9x
8x
7x
6x
5x
4x
3x
2x
1x
0x
5.1x
8.1x
8.1x
9.7x
6.4x
PF Cold Spring
Mean
BXG
SNRR
SVL

COLD SPRING CAPITAL

Comparable Valuation

Enterprise Value/ 2007E EBITDA

Price/ 2007E Net Income

Note: Mean for the above does not include Cold Spring. Source: FactSet, Wall Street estimates.

Data as of 11/20/06.

Cold Spring Capital Management

Richard Stratton
Chairman and CEO

Co-founder, President and CEO of
Litchfield Financial Corporation
(NASDAQ: LTCH), a specialty finance
company with land, timeshare, financial
services divisions

Sold to Textron Financial Corp., generated
a 23% annualized return to IPO investors

Co-founder and CEO of Resort Finance
Corporation (timeshare finance)

Co-founder and Chairman of Developer
Finance Corporation (land finance)

Vice President Finance, Patten
Corporation (now Bluegreen: BXG)

Joseph Weingarten
President and Director

President of Cold Spring Capital
Management Corporation

Senior officer at Nomura Securities
International, Inc.

Managing Director at ING

Executive Vice President of Business
Development at Litchfield Financial
Corporation

Vice President with the Asset Backed
Finance Group at ING

Significant experience founding successful
specialty finance and real estate-related
companies

15 years of experience with structured finance,
asset-backed securities, consumer and
commercial finance sectors

Cold Spring Capital - Management

Chief Financial Officer

Former CFO of Pacific Monarch Resorts

Former Division President, Forecast Real Estate Commercial Services

Vice President

Co-founder and President, Resort Finance Corp., former officer of
Litchfield Financial Corporation

Vice President

Co-founder and Vice President, Resort Finance Corp., former officer of Litchfield Financial Corporation

President, Real Estate Development

President and Chairman of Cavan Real Estate Investments and
Cavan Management Services, Inc.

Built, developed and sold real estate projects with total value over $1 billion

Executive Vice President, Cavan Management Services and EVP Cavan
Real Estate Investments

Former Chairman and President of Midwest Banco

Chief Financial Analyst, Cavan Management Services and VP of Cavan
Real Estate Investments

Over 20 years experience negotiating and closing real estate financings

Senior Project Manager for Cavan Real Estate Investments

Over 15 years of experience in construction management

David Epstein

Tracy Gaylord

Tom Perrott

Dave Cavan

Tom Kell

G. Denny
Matthew

Jeff Market

Investment Highlights

Establish leading specialty real estate development company with flagship initial property

Strong operating platform and proven management expertise

Ability to realize growth through operating efficiencies and immediate cost of funds reduction

Unique and Compelling Opportunity for Cold Spring and Our Investors

Attractive financial profile and transaction valuation

Significant ongoing growth opportunity through additional development and add-on acquisitions